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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement of HealthCentral.com on Form S-8 of our report dated October 22, 1999, except as to the second paragraph of Note 1 which is as of December 2, 1999, relating to the consolidated financial statements of HealthCentral.com.


/s/

PriceWaterhouseCoopers LLP

San Jose, California
December 7, 1999